Exhibit 10.1

AMYLYX PHARMACEUTICALS, INC.

2015 STOCK OPTION AND RESTRICTED STOCK PLAN

1. Purpose.

The purpose of this plan (the “Plan”) is to secure for Amylyx Pharmaceuticals, Inc. (the “Corporation”) and its shareholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Corporation who are expected to contribute to the Corporation’s future growth and success. Except where the context otherwise requires, the term “Corporation” shall include all future subsidiaries of the Corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 of the federal Securities Act of 1933, as amended, and is intended to qualify under similar provisions of applicable State Blue Sky laws.

2. Type of Options, Restricted Stock Grants, and Administration.

(a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Administrator (as defined below) and may be either incentive stock options (“Incentive Stock Options”) meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

(b) Restricted Stock. Shares of the Corporation’s $0.0001 par value common stock (“Common Stock”) issued pursuant to the Plan and subject to restrictions as the Administrator shall determine (“Restricted Stock”).

(c) Administration. The Plan will be administered by the Administrator, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Administrator may, in its sole discretion, (i) grant options to purchase shares Common Stock and issue shares upon exercise of such options as provided in the Plan and (ii) issue Restricted Stock. The Administrator shall have authority, subject to the express provisions of the Plan, to determine the optionees; to set exercise prices, the number of shares subject to each option grant, and the vesting or other schedule by which any option may be exercisable; to construe, amend, and terminate the respective option agreements; to determine the terms and provisions of the respective option agreements, which need not be identical; to determine, subject to Section 3 hereof, the persons who will be issued Restricted Stock pursuant to the Plan, the price to be paid for any such shares, the method of payment for such shares, and the restrictions to which such shares will be subject; to construe and interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations in the judgment of the Administrator necessary or desirable for the administration of the Plan and the agreements entered into pursuant to the Plan. The Administrator may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith. To the extent permitted by applicable law, the Administrator may delegate any or all of its powers under the Plan to the Compensation Committee (the “Committee”). If and when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”) the Administrator shall appoint one such Committee of two members, each member of which shall be an “outside director” within the meaning of Section 162(m) of the Code and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act). All references in the Plan to the term “Administrator” shall mean either the Corporation’s Board of Directors or the Compensation Committee thereof, to the extent the Compensation Committee is at the time responsible for the administration of the Plan).

3. Eligibility.

Shares of Restricted Stock may be issued, and Options may be granted, to persons who are, at the time of issuance or grant, employees, officers or directors of, or consultants or advisors to, the Corporation, or any subsidiary; provided, that the class of employees to whom Incentive Stock Options may be granted shall be limited to all employees of the Corporation, or any subsidiary. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Administrator shall so determine.

4. Stock Subject to Plan.

Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Corporation which may be issued and sold under the Plan is Seven Hundred Two Thousand Five Hundred Eighty Four (702,584) shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. If shares issued upon exercise of an option under the Plan are tendered to the Corporation in payment of the exercise price of an option granted under the Plan, such tendered shares shall again be available for subsequent option grants under the Plan; provided, that in no event shall such shares be made available pursuant to exercise of Incentive Stock Options.

5. Forms of Option Agreements; Restricted Stock.

As a condition to any grant under the Plan, each recipient shall execute: (a) an option or Restricted Stock agreement (as the case may be) in such form not inconsistent with the Plan as may be approved by the Administrator and (b) a joinder agreement and limited power of attorney, each in forms attached to a stockholders agreement if applicable.

6. Purchase Price.

(a) General. The purchase price per share of Common Stock deliverable upon the exercise of an option shall be determined by the Administrator, provided, however, that the exercise price shall not be less than 100% of the fair value of such stock, as determined by the Administrator, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b). The purchase price per share of Restricted Stock to be issued to a recipient hereunder shall be determined by the Administrator.

(b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by (i) delivery of cash or a check to the order of the Corporation in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (ii) by delivery to the Corporation of shares of Common Stock of the Corporation already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised, (iii) by any other means which the Administrator determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or (iv) by any combination of such methods of payment. The fair market value of any shares of the Corporation’s Common Stock or other non-cash consideration which may be delivered upon exercise of an option or which may be delivered pursuant to a Restricted Stock agreement shall be determined by the Administrator.

7. Option Period.

Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.

8. Exercise of Options.

Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

9. Nontransferability of Options.

Except as the Administrator may otherwise determine or provide in the applicable option agreement, options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee; provided, however, that non-statutory options may be transferred pursuant to a qualified domestic relations order (as defined in Code Section 414(p)).

10. Effect of Termination of Employment or Other Relationship.

Subject to the provisions of the Plan, the Administrator shall determine the period of time during which an optionee may exercise an option following (i) the termination of the optionee’s employment or other relationship with the Corporation, or any subsidiary, or (ii) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option. For the purposes of the Plan, employment shall not be deemed to be terminated solely because an optionee is transferred from the Corporation to any subsidiary thereof or to an acquiring or succeeding corporation (or an affiliate thereof).

11. Incentive Stock Options.

Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

(a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

(b) 10% Shareholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

(i) the purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

(ii) the option exercise period shall not exceed five years from the date of grant.

(c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Corporation) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

(d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Corporation, or any subsidiary, except that:

(i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Corporation, or any subsidiary (or within such lesser period as may be specified in the applicable option agreement); provided, that the agreement with respect to such option may designate a longer exercise period and that any exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

(ii) if the optionee dies while in the employ of the Corporation, or any subsidiary, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

(iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Corporation, or any subsidiary, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations) and shall include employment by the Corporation, or any subsidiary. Employment shall not be deemed to be terminated because an optionee is transferred from one of the Corporation, or any subsidiary to another one of the Corporation, or any subsidiary. Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

12. Additional Provisions.

(a) Additional Option Provisions. The Administrator may, in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including, without limitation, restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Administrator; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

(b) Acceleration, Extension, Etc. The Administrator may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code.

13. General Restrictions.

(a) Investment Representations. The Corporation may require any person to whom an option is granted, or any shares of Restricted Stock are being issued, as a condition of exercising such option or acquiring such shares, to give written assurances in substance and form satisfactory to the Corporation to the effect that such person is acquiring the Common Stock for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Corporation in connection with any public offering of its Common Stock.

(b) Compliance With Securities Laws. Each option shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Administrator. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

14. Rights as a Shareholder.

The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15. Adjustment Provisions for Recapitalizations and Related Transactions.

(a) General. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Corporation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction,

(i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Corporation, or

(ii) additional shares or new or different shares or other securities of the Corporation or other non-cash assets are distributed with respect to such shares of Common Stock or other securities,

an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code. If this Section 15 applies and Section 16 also applies to any event, then Section 16 shall be applicable to such event and this Section 15 shall not be applicable.

(b) Administrator Authority to Make Adjustments. Any adjustments under this Section 15 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16. Merger, Consolidation, Asset Sale, Liquidation, etc.

(a) General. Subject to Section 16(b), if an Acquisition Event (as defined below) is expected to occur, the Administrator shall take any one or more or none of the following actions with respect to then Outstanding Options (which term shall include all vested and unvested, but unexercised Options specified in all issued, outstanding and then currently binding Stock Option Agreements):

(i) provide that such Outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Outstanding Incentive Stock Options shall meet the requirements of Section 424(a) of the Code;

(ii) upon written notice to the optionees, provide that all then unexercised Outstanding Options will become exercisable in full as of a specified time (the “Acceleration Time”) prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the optionees between the Acceleration Time and the consummation of such Acquisition Event;

(iii) in the event of a merger under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash or stock payment for each share surrendered in the merger (the “Merger Price”), make or provide for a cash or stock payment to each optionee equal to (A) the Merger Price times the number of shares of Common Stock issuable to that Optionee upon the exercise by that Optionee of such of that Optionee’s Outstanding Options (whether or not then exercisable at prices not in excess of the Merger Price) which that Optionee actually elects to exercise, less (B) the aggregate exercise price of all such Outstanding Options which the Optionee actually exercises in exchange for the termination of all of that Optionee’s Outstanding Options;

(iv) provide that all or any Outstanding Options shall become exercisable in full immediately prior to such event; or

(v) provide for a combination of any one or more of the foregoing options or any other plan which would be equitable, in the good faith judgment of the Administrator, to the holders of Outstanding Options.

An “Acquisition Event” shall mean: (A) any merger or consolidation which results in the voting securities of the Corporation outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Corporation or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (B) any sale of all or substantially all of the assets of the Corporation, or (C) the complete liquidation of the Corporation.

(b) Substitute Options. The Corporation may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Corporation, or a subsidiary of the Corporation, as the result of a merger or consolidation of the employing corporation with the Corporation or a subsidiary of the Corporation, or as a result of the acquisition by the Corporation, or one of its subsidiaries, of property or stock of the employing corporation. The Corporation may direct that substitute options be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

17. No Special Employment Rights.

Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Corporation or interfere in any way with the right of the Corporation at any time to terminate such employment or to increase or decrease the compensation of the optionee.

18. Other Employee Benefits.

Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Administrator.

19. Amendment of the Plan.

(a) The Administrator may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Corporation is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the approval of the shareholders shall be required to ratify such modification or amendment. Amendments shall become effective as described in Section 22(a).

(b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Administrator may amend outstanding option agreements in a manner not inconsistent with the Plan. The Administrator shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

20. Withholding.

The Corporation shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan, or any Restricted Stock issued under the Plan. Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part,

(i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option, or

(ii) by delivering to the Corporation shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Corporation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

21. Cancellation and New Grant of Options, Etc.

The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees,

(i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled options, or

(ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding options.

22. Effective Date and Duration of the Plan.

(a) Effective Date. The Plan shall become effective as of the date marked below, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporation’s shareholders. If such shareholder approval is not obtained within twelve months after the effective date of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Administrator; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Administrator, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Corporation to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Corporation’s shareholders. If such shareholder approval is not obtained within twelve months of the Administrator’s adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Corporation to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

(b) Termination. Unless sooner terminated in accordance with Section 16, the Plan shall terminate, with respect to Incentive Stock Options, upon the earlier of the following events:

(i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Administrator, or

(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. Unless sooner terminated in accordance with Section 16, the Plan shall terminate with respect to options which are not Incentive Stock Options on the date specified in (ii) above. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

23. Provision for Foreign Participants.

The Administrator may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

AMYLYX PHARMACEUTICALS, INC.

Effective Date: April 1, 2015	By: /s/Joshua Cohen
Joshua Cohen, President
Hereunto Duly Authorized

AMYLYX PHARMACEUTICALS, INC.

INCENTIVE STOCK OPTION AGREEMENT

1. Grant of Option. Effective as of             (“Date of Grant”), AMYLYX PHARMACEUTICALS, INC., a Delaware corporation (the “Corporation”), hereby grants to             (the “Optionee”), an option, pursuant to the Corporation’s 2015 Stock Option and Restricted Stock Plan, as amended (the “Plan”), to purchase an aggregate of             shares of the Corporation’s $0.0001 par value common stock (“Common Stock”) at a price of             per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term “Corporation” shall include all present and future subsidiaries of the Corporation as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”).

2. Incentive Stock Option. This option is intended to qualify as an incentive stock option (“Incentive Stock Option”) within the meaning of Section 422 of the Code.

3. Exercise of Option and Provisions for Termination.

(a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth (10th) anniversary of the Date of Grant (hereinafter the “Expiration Date”).

The options shall vest as follows:

(i)             of the shares subject to this option shall vest and become exercisable on             ; and

(ii) on the             th day of each of the thirty-six (36) months commencing on             and continuing through to and including             , an additional             shares subject to this option shall vest and become exercisable.

The right of exercise shall be cumulative so that if the Option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This Option may not be exercised at any time on or after the Expiration Date, except as otherwise provided in Section 3(e) below. This Option may not be exercised more frequently than twice in any calendar year.

(b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee’s delivery of a written notice of exercise in the form of attached hereto and marked as Exhibit 1 to the Treasurer of the Corporation, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4, if applicable, and a joinder agreement and limited power of attorney, each in form attached to that certain Stockholders Agreement defined in the Plan. Such exercise shall be effective upon receipt by the Treasurer of the Corporation of such written notice together with the required payment and the said joinder agreement and limited power of attorney executed by the Optionee. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten whole shares.

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(c) Continuous Employment Required. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he exercises this option, is, and has been at all times since the Date of Grant of this option, an employee of the Corporation or any subsidiary. For all purposes of this option, (i) “employment” shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations or any successor regulations and shall include employment by the Corporation or any subsidiary, and (ii) if this option shall be assumed or a new option substituted therefor in a transaction to which Section 424(a) of the Code applies, employment by such assuming or substituting corporation (hereinafter called the “Successor Corporation”) shall be considered for all purposes of this option to be employment by the Corporation.

(d) Exercise Period Upon Termination of Employment. If the Optionee ceases to be employed by the Corporation or any subsidiary for any reason, then, except as provided in paragraphs (e), and (f) below, the right to exercise this option shall terminate three (3) months after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation. The Corporation’s obligation to deliver shares upon the exercise of this option shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements, arising by reason of this option being treated as a non-statutory option or otherwise. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Corporation or any subsidiary, the right to exercise this option shall terminate immediately upon written notice to the Optionee from the Corporation or any subsidiary describing such violation.

(e) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while he is an employee of the Corporation or any subsidiary, or if the Optionee dies within three (3) months after the Optionee ceases to be an employee of the Corporation or any subsidiary (other than as the result of a discharge for “cause” as specified in paragraph (f) below), this option shall be exercisable within the period of one (1) year following the date of death or disability of the Optionee (but in no event after the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this option shall be exercisable only to the extent this option was exercisable by the Optionee on the date of his death or disability. Except as otherwise indicated by the context, the term “Optionee,” as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

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(f) Discharge for Cause. If the Optionee, prior to the Expiration Date, is discharged by the Corporation or any subsidiary for “cause” (as defined below), the right to exercise this option shall terminate immediately upon the Optionee being given notice of such cessation of employment whether the actual cessation of employment is immediate or occurs at a later date. “Cause” shall mean willful misconduct in connection with the Optionee’s employment or willful failure to perform his employment responsibilities in the best interests of the Corporation or any subsidiary (including, without limitation, breach by the Optionee of any provision of any employment, nondisclosure, non-competition or other similar agreement between the Optionee and the Corporation or any subsidiary), as determined by the Corporation or any subsidiary, which determination shall be conclusive. The Optionee shall be considered to have been discharged “for cause” if the Corporation or any subsidiary determines, within thirty (30) days after the Optionee’s resignation, that discharge for cause was warranted. In the event Optionee’s employment relationship with the Corporation is suspended pending investigation of whether such relationship shall be terminated for “cause”, all Optionee’s rights under this option, including the right to exercise this option, shall be suspended during the investigation period.

4. Payment of Purchase Price.

(a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made: (i) by delivery to the Corporation of cash or a check to the order of the Corporation in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Corporation, by delivery to the Corporation of shares of Common Stock of the Corporation then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Administrator (as that term is defined in the Plan) determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

(b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Corporation’s Common Stock or other non-cash consideration which may be delivered to the Corporation in exercise of this option shall be determined in good faith by the Administrator.

(c) Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises options by delivery of shares of Common Stock of the Corporation, the certificate or certificates representing the shares of Common Stock of the Corporation to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Corporation. Fractional shares of Common Stock of the Corporation will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

(d) Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Corporation may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Corporation.

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5. Delivery of Shares; Compliance With Securities Laws, Etc.

(a) General. The Corporation shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Corporation to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

(b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Administrator. Nothing herein shall be deemed to require the Corporation to apply for, effect or obtain such listing, registration, qualification, or disclosure, or to satisfy such other condition.

6. Nontransferability of Option. Except as provided in paragraph (e) of Section 3, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Corporation, become null and void.

7. No Special Employment Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to bind the Corporation or any subsidiary to continue the employment of the Optionee for the period within which this option may be exercised.

8. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9. Adjustment Provisions.

(a) General. In the event of a transaction described in Section 15(a) of the Plan, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Section 15(a) of the Plan.

(b) Administrator Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

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(c) Limits on Adjustments. No adjustment shall be made under this Section 9 which would, within the meaning of any applicable provision of the Code, constitute a modification, extension or renewal of this option or a grant of additional benefits to the Optionee.

10. Mergers, Consolidation, Distributions, Liquidations Etc. In the event of a merger, consolidation, distribution, liquidation or other similar event described in Article 9 of the Plan, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Article 9 of the Plan.

11. Withholding Taxes. The Corporation’s obligation to deliver shares upon the exercise of this option shall be subject to the Optionee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

12. Limitations on Disposition of Incentive Stock Option Shares. It is understood and intended that this option shall qualify as an “incentive stock option” as defined in Section 422 of the Code. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within one (1) year after the day of the transfer of such shares to the Optionee, nor within two (2) years after the grant of the option. If the Optionee intends to dispose, or does dispose (whether by sale, exchange, gift, transfer or otherwise), of any such shares within said periods, he will notify the Corporation in writing within ten days after such disposition.

13. Investment Representations; Legends.

(a) Representations. The Optionee represents, warrants and covenants that:

(i) Any shares purchased upon exercise of this option shall be acquired for the Optionee’s account for investment only and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the “Securities Act”) or any rule or regulation under the Securities Act.

(ii) The Optionee has had such opportunity as he has deemed adequate to obtain from representatives of the Corporation such information as is necessary to permit the Optionee to evaluate the merits and risks of his investment in the Corporation.

(iii) The Optionee is able to bear the economic risk of holding shares acquired pursuant to the exercise of this option for an indefinite period.

(iv) The Optionee understands that (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the

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Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Corporation is then available to the public and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Corporation and the Corporation has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

(v) The Optionee agrees that, if the Corporation offers any of its Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Corporation, directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares purchased upon exercise of this option, for such period not to exceed (a) one hundred eighty (180) days following the effective date of the relevant registration statement filed under the Securities Act in connection with the Company’s initial public offering of Registrable Securities, or (b) ninety (90) days following the effective date of the relevant registration statement in connection with any other public offering of Registrable Securities; provided, however, that all officers and directors of the Company and all 1% or greater stockholders of the Company enter into similar agreements.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 13.

(b) Legends on Stock Certificates. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state law:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Corporation to the effect that registration under such Act is not required.”

“The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement, a copy of which will be furnished upon request by the, issuer.”

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14. Miscellaneous.

(a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Corporation and the Optionee.

(b) All notices under this option shall be mailed or delivered by hand or overnight courier to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

Signature Page Follows

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DATED effective as of the Date of Grant.

AMYLYX PHARMACEUTICALS, INC.

Date:	By:
Justin Klee, President
Hereunto Duly Authorized

OPTIONEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Corporation’s 2015 Stock Option and Restricted Stock Plan, as amended.

OPTIONEE:
Date:

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EXHIBIT 1

Notice of Option Exercise

Date:

TO: The Treasurer of AMYLYX PHARMACEUTICALS, INC.:

The undersigned, in accordance with the provisions of a Stock Option Agreement (“Agreement”) between AMYLYX PHARMACEUTICALS, INC. (“Corporation”) and the undersigned, hereby gives notice pursuant to Section 3(b) of the Agreement of the undersigned’s exercise of the option pursuant to the Agreement to purchase (#)             common shares of the Corporation for the aggregate payment for said shares of $             (“Price”) payable as follows (please check one):

☐	by the tender of a check for immediately available funds for the entire Price (enclose check made payable to “AMYLYX PHARMACEUTICALS, INC.”);
☐	subject to the consent of the Corporation, by tendering (#)____________ shares of the Corporation’s (type)_____________ stock;
☐	subject to the consent of the Corporation, by tendering $____________ in cash (enclose check made payable to “AMYLYX PHARMACEUTICALS, INC.”) and (#)____________ shares of the Corporation’s (type)_____________ stock; or
☐	by alternative means approved by the Corporation’s Administrator as follows:

The undersigned represents and warrants to the Corporation that all of the representations and warranties set forth in Section 13(a) of the Agreement are true and correct as of the date of this Notice.

Signature:

Name:

Address:

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AMYLYX PHARMACEUTICALS, INC.

NON-STATUTORY STOCK OPTION AGREEMENT (CANADIAN)

1. Grant of Option. Effective                  (“Date of Grant”), AMYLYX PHARMACEUTICALS, INC., a Delaware corporation (the “Corporation”), hereby grants to                  (the “Optionee”) an option, pursuant to the Corporation’s 2015 Stock Option and Restricted Stock Plan (the “Plan”), to purchase an aggregate of                  shares of the Corporation’s $0.0001 par value common stock (“Common Stock”) at a price of                  per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term “Corporation” shall include all present and future subsidiaries of the Corporation as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”).

2. Non-Statutory Stock Option. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

3. Exercise of option and Provisions for Termination.

(a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth (10th) anniversary of the Date of Grant (hereinafter the “Expiration Date”). The right to exercise this option shall vest as follows:

(i)                  of the shares subject to this option shall vest and become exercisable on                 ; and

(ii) on the                 th day of each of the thirty-six (36) months commencing on              and continuing through to and including                 , an additional                  shares subject to this option shall vest and become exercisable.

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date, except as otherwise provided in Section 3(e) below.

(b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee’s delivery of a written notice of exercise in the form attached hereto and marked as Exhibit 1 to the Treasurer of the Corporation, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Corporation of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten (10) whole shares.

(c) Continuous Relationship with the Corporation. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time it exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Corporation or any subsidiary (an “Eligible Optionee”). Notwithstanding anything to the contrary in the Plan, and unless otherwise determined by the Administrator, an employee or officer of the Corporation or any subsidiary shall be deemed to cease to be an Eligible Optionee and to have ceased “employment” on the date the Optionee ceases to be employed and actively performing employment duties for the Corporation or any subsidiary for any reason, but in any case (i) without regard to whether the Optionee’s employment with the Corporation or any subsidiary is terminated with or without cause, with or without notice, lawfully or unlawfully or with or without any adequate compensation in lieu of notice, and (ii) does not include any severance period or notice period to which the Optionee might then be entitled or any period of salary continuance or deemed employment or other damages paid or payable to the Optionee in respect of the termination of employment, and, in the case of both subsections (i) and (ii), whether pursuant to any applicable statute, contract, civil law, the common law or otherwise. Any such severance period or notice period shall not be considered a period of employment for the purposes of the Optionee’s rights under the Plan or this Agreement.

(d) Exercise Period Upon Termination of Relationship with the Corporation. If the Optionee ceases to be an Eligible Optionee for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate sixty (60) days after such cessation (but in no event after the Expiration Date), and no amount shall be payable to the Optionee in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal, provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation. The Corporation’s obligation to deliver shares upon the exercise of this option shall be subject to the satisfaction of all applicable federal, state, provincial and local income and employment tax withholding and source deduction requirements. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the noncompetition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Corporation or any subsidiary, the right to exercise this option shall terminate immediately upon written notice to the Optionee from the Corporation or any subsidiary describing such violation, and no amount shall be payable to the Optionee in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal.

(e) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while it is an Eligible Optionee, or if the Optionee dies within three (3) months after the Optionee ceases to be an Eligible Optionee (other than as the result of a termination of such relationship by the Corporation or any subsidiary for “cause” as specified in paragraph (f) below), the right to exercise this option shall terminate one (1) year following the date of death or disability of the Optionee (whether or not such exercise occurs before the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, and no amount shall be payable to the Optionee in respect thereof as compensation, damages or

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otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his death or disability. Except as otherwise indicated by the context, the term “Optionee,” as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

(f) Discharge for Cause. If the Optionee, prior to the Expiration Date, is discharged by the Corporation or any subsidiary for “cause” (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment, and no amount shall be payable to the Optionee in respect thereof as compensation, damages or otherwise, including on account of severance, payment in lieu of notice or damages for wrongful dismissal. “Cause” shall mean willful misconduct by the Optionee or willful failure to perform his responsibilities in the best interests of the Corporation or any subsidiary (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Corporation or any subsidiary), as determined by the Corporation or any subsidiary, which determination shall be conclusive. The Optionee shall be considered to have been discharged for “cause” if the Corporation or any subsidiary determines, within thirty (30) days after the Optionee’s resignation, that discharge for cause was warranted.

4. Payment of Purchase Price.

(a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made: (i) by delivery to the Corporation of cash or a check to the order of the Corporation in an amount equal to the purchase price of such shares, (ii) by any other means which the Administrator (as that term is defined in the Plan) determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or (iii) by any combination of such methods of payment. For purposes of this Agreement, Section 6(b)(ii) of the Plan shall be of no force or effect.

(b) Valuation of Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any non-cash consideration which may be delivered to the Corporation in exercise of this option shall be determined in good faith by the Administrator.

5. Delivery of Shares; Compliance With Securities Laws, Etc.

(a) General. The Corporation shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Corporation to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

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(b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state, foreign or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Administrator. Nothing herein shall be deemed to require the Corporation to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

6. Nontransferability of Option. Except as provided in paragraph (e) of Section 3, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred: (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Corporation, become null and void.

7. No Special Employment or Similar Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to create or to bind the Corporation or any subsidiary to enter into or continue any relationship (whether employment, independent contractor, agency, or other) of the Optionee with the Corporation or any subsidiary for the period within which this option may be exercised. Nothing in this Agreement or the Plan may be construed to provide the Optionee with any rights whatsoever to compensation or damages in lieu of notice or continued participation in, or entitlements under, this Agreement or the Plan as a consequence of the termination of Optionee’s employment with the Corporation or any subsidiary (regardless of the reason for the termination and the party causing the termination, including a termination without cause). The amount of any compensation received or deemed to be received by an Optionee as a result of his or her participation in the Plan will not constitute compensation, earnings or wages with respect to which any other employee benefits of that Optionee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, insurance, termination, severance or salary continuation plan or any other employee benefit plans, nor under any applicable employment standards or other legislation, except as otherwise specifically determined by the Administrator.

8. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

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9. Adjustment Provisions.

(a) General. In the event of a merger, consolidation, sale of all or substantially all of the securities or assets, or reorganization, recapitalization, etc. the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to an appropriate adjustment of the shares to be issued pursuant to this option.

(b) Administrator Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

10. Mergers, Consolidation, Distributions, Liquidations Etc. In the event of a merger, consolidation, distribution, liquidation or other similar event, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Article 9 of the Plan.

11. Withholding Taxes. The Corporation’s obligation to deliver shares upon the exercise of this option shall be subject to the Optionee’s satisfaction of all applicable federal, state, provincial and local income and employment tax withholding and source deduction requirements. For purposes of this Agreement, Sections 20(i) and 20(ii) of the Plan shall be of no force or effect and shall be deleted in their entirety and replaced with the following:

“by disposing of a portion of the option to the Corporation in respect of a number of shares of Common Stock otherwise issuable pursuant to the exercise of the option having an aggregate fair market value equal to such withholding obligation. The fair market value of such shares shall be determined by the Corporation as of the date that the amount of tax to be withheld is to be determined.”

12. Investment Representations; Legends.

(a) Representations. The Optionee represents, warrants and covenants that:

(i) Any shares purchased upon exercise of this option shall be acquired for the Optionee’s account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

(ii) The Optionee has had such opportunity as it has deemed adequate to obtain from representatives of the Corporation such information as is necessary to permit the Optionee to evaluate the merits and risks of his investment in the Corporation.

(iii) The Optionee is able to bear the economic risk of holding such shares acquired pursuant to the exercise of this option for an indefinite period.

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(iv) The Optionee understands that: (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Corporation is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Corporation and the Corporation has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act. The Optionee further understands that the grant of this option and the issuance of the shares acquired pursuant to the exercise of this option have not been qualified by a prospectus in any province or territory of Canada, this option and the shares are being issued in reliance on an exemption from the prospectus requirements in Canada and the shares may not be sold or otherwise transferred in the absence of a prospectus or an exemption from the prospectus requirements.

(v) The Optionee agrees that, if the Corporation offers any of his Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Corporation, directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares purchased upon exercise of this option, for such period not to exceed (a) one hundred eighty (180) days following the effective date of the relevant registration statement filed under the Securities Act in connection with the Company’s initial public offering of Registrable Securities, or (b) ninety (90) days following the effective date of the relevant registration statement in connection with any other public offering of Registrable Securities; provided, however, that all officers and directors of the Company and all One (1%) percent or greater stockholders of the Company enter into similar agreements.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

(b) Legends on Stock Certificate. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state Law:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Corporation to the effect that registration under such Act is not required.”

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“The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement, a copy of which will be furnished upon request by the, issuer.”

13. Miscellaneous.

(a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Corporation and the Optionee.

(b) The Optionee agrees to provide the Corporation with all information (including personal information) required by the Corporation to administer the Plan. The Optionee consents to the Corporation and any of its affiliates sharing and exchanging the Optionee’s information held in order to administer and operate the Plan (including personal details, data relating to the Optionee’s participation, salary, taxation and employment and sensitive personal data, including data relating to physical or mental health, criminal conviction or the alleged commission of offences) (the “Information”) and providing the Administrator, the Corporation’s and/or any of its affiliates’ agents, officers, employees and/or third parties with the Information for the administration and operation of the Plan and the Optionee accepts that this may involve the Information being sent to a country outside of Canada which may not have the same level of data protection laws as Canada, and law enforcement agencies in that country may access the Information in accordance with local laws. The Optionee acknowledges that the collection, processing and transfer of the Information is important to the Plan administration and that failure to consent to same may prohibit participation in the Plan or the Optionee’s receipt of this option.

(c) All notices under this option shall be mailed or delivered by hand or overnight courier to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(d) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

(e) The parties to this Agreement acknowledge that it is their express wish that this Agreement, as well as all documents, notices, and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English only. Les parties reconnaissent avoir exigé que cette convention («Agreement») ainsi que tous les documents, avis et procédures judiciaires, éxécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à la présente soient rédigés en anglais uniquement.

Page 6 Ends Here.

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DATED: Effective as of the Date of Grant.

AMYLYX PHARMACEUTICALS, INC.

Dated:	By:
Justin Klee, President
Hereunto Duly Authorized

OPTIONEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Corporation’s 2015 Stock Option and Restricted Stock Plan. The undersigned specifically acknowledges and agrees that the provisions of this Agreement and the Plan may take away or limit the undersigned’s common law rights to this option and any common law rights to damages as compensation for the loss, or continued vesting, of such options during any reasonable notice period.

Participation in the Plan by the undersigned is voluntary, and the undersigned acknowledges and agrees that he or she has not been induced to enter into this Agreement or acquire any option by expectation of employment or appointment or continued employment or appointment.

OPTIONEE

Dated:

Address:

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EXHIBIT 1

Notice of Option Exercise

Date:

TO:	The Treasurer of AMYLYX PHARMACEUTICALS, INC.:

The undersigned, in accordance with the provisions of a Stock Option Agreement (“Agreement”) between AMYLYX PHARMACEUTICALS, INC. (“Corporation”) and the undersigned, hereby gives notice pursuant to Section 3(b) of the Agreement of the undersigned’s exercise of the option pursuant to the Agreement to purchase (#)             common shares of the Corporation for the aggregate payment for said shares of $             (“Price”) payable as follows (please check one):

☐	by the tender of a check for immediately available funds for the entire Price (enclose check made payable to “AMYLYX PHARMACEUTICALS, INC.”);

☐	by alternative means approved by the Corporation’s Administrator as follows:

The undersigned represents and warrants to the Corporation that all of the representations and warranties set forth in Section 12(a) of the Agreement are true and correct as of the date of this Notice.

Signature:

Name:

Address:

9

AMYLYX PHARMACEUTICALS, INC.

NON-STATUTORY STOCK OPTION AGREEMENT

1. Grant of Option. Effective                  (“Date of Grant”), AMYLYX PHARMACEUTICALS, INC., a Delaware corporation (the “Corporation”), hereby grants to                  (the “Optionee”) an option, pursuant to the Corporation’s 2015 Stock Option and Restricted Stock Plan (the “Plan”), to purchase an aggregate of                  shares of the Corporation’s $0.0001 par value common stock (“Common Stock”) at a price of                  per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term “Corporation” shall include all present and future subsidiaries of the Corporation as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”).

2. Non-Statutory Stock Option. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

3. Exercise of option and Provisions for Termination.

(a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth (10th) anniversary of the Date of Grant (hereinafter the “Expiration Date”). The right to exercise this option shall vest as follows:

(i)                  of the shares subject to this option shall vest and become exercisable on                 ; and

(ii) on the                 th day of each of the thirty-six (36) months commencing on                  and continuing through to and including                 , an additional                  shares subject to this option shall vest and become exercisable.

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date, except as otherwise provided in Section 3(e) below.

(b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee’s delivery of a written notice of exercise in the form attached hereto and marked as Exhibit 1 to the Treasurer of the Corporation, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Corporation of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten (10) whole shares.

(c) Continuous Relationship with the Corporation. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time it exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Corporation or any subsidiary (an “Eligible Optionee”).

(d) Exercise Period Upon Termination of Relationship with the Corporation. If the Optionee ceases to be an Eligible Optionee for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate sixty (60) days after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation. The Corporation’s obligation to deliver shares upon the exercise of this option shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the noncompetition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Corporation or any subsidiary, the right to exercise this option shall terminate immediately upon written notice to the Optionee from the Corporation or any subsidiary describing such violation.

(e) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while it is an Eligible Optionee, or if the Optionee dies within three (3) months after the Optionee ceases to be an Eligible Optionee (other than as the result of a termination of such relationship by the Corporation or any subsidiary for “cause” as specified in paragraph (f) below), this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Optionee (whether or not such exercise occurs before the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his death or disability. Except as otherwise indicated by the context, the term “Optionee,” as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

(f) Discharge for Cause. If the Optionee, prior to the Expiration Date, is discharged by the Corporation or any subsidiary for “cause” (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. “Cause” shall mean willful misconduct by the Optionee or willful failure to perform his responsibilities in the best interests of the Corporation or any subsidiary (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Optionee and the Corporation or any subsidiary), as determined by the Corporation or any subsidiary, which determination shall be conclusive. The Optionee shall be considered to have been discharged for “cause” if the Corporation or any subsidiary determines, within thirty (30) days after the Optionee’s resignation, that discharge for cause was warranted.

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4. Payment of Purchase Price.

(a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made: (i) by delivery to the Corporation of cash or a check to the order of the Corporation in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Corporation, by delivery to the Corporation of shares of Common Stock of the Corporation then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Administrator (as that term is defined in the Plan) determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

(b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Corporation’s Common Stock or other non-cash consideration which may be delivered to the Corporation in exercise of this option shall be determined in good faith by the Administrator.

(c) Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises this option by delivery of shares of Common Stock of the Corporation, the certificate or certificates representing the shares of Common Stock of the Corporation to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Corporation. Fractional shares of Common Stock of the Corporation will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

(d) Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Corporation may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Corporation.

5. Delivery of Shares; Compliance With Securities Laws, Etc.

(a) General. The Corporation shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Corporation to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

(b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Administrator. Nothing herein shall be deemed to require the Corporation to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

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6. Nontransferability of Option. Except as provided in paragraph (e) of Section 3, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred: (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Corporation, become null and void.

7. No Special Employment or Similar Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to create or to bind the Corporation or any subsidiary to enter into or continue any relationship (whether employment, independent contractor, agency, or other) of the Optionee with the Corporation or any subsidiary for the period within which this option may be exercised.

8. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9. Adjustment Provisions.

(a) General. In the event of a merger, consolidation, sale of all or substantially all of the securities or assets, or reorganization, recapitalization, etc. the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to an appropriate adjustment of the shares to be issued pursuant to this option.

(b) Administrator Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

10. Mergers, Consolidation, Distributions, Liquidations Etc. In the event of a merger, consolidation, distribution, liquidation or other similar event, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Article 9 of the Plan.

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11. Withholding Taxes. The Corporation’s obligation to deliver shares upon the exercise of this option shall be subject to the Optionee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

12. Investment Representations; Legends.

(a) Representations. The Optionee represents, warrants and covenants that:

(i) Any shares purchased upon exercise of this option shall be acquired for the Optionee’s account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

(ii) The Optionee has had such opportunity as it has deemed adequate to obtain from representatives of the Corporation such information as is necessary to permit the Optionee to evaluate the merits and risks of his investment in the Corporation.

(iii) The Optionee is able to bear the economic risk of holding such shares acquired pursuant to the exercise of this option for an indefinite period.

(iv) The Optionee understands that: (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Corporation is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Corporation and the Corporation has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

(v) The Optionee agrees that, if the Corporation offers any of his Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Corporation, directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares purchased upon exercise of this option, for such period not to exceed (a) one hundred eighty (180) days following the effective date of the relevant registration statement filed under the Securities Act in connection with the Company’s initial public offering of Registrable Securities, or (b) ninety (90) days following the effective date of the relevant registration statement in connection with any other public offering of Registrable Securities; provided, however, that all officers and directors of the Company and all One (1%) percent or greater stockholders of the Company enter into similar agreements.

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By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

(b) Legends on Stock Certificate. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state Law:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Corporation to the effect that registration under such Act is not required.”

“The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement, a copy of which will be furnished upon request by the, issuer.”

13. Miscellaneous.

(a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Corporation and the Optionee.

(b) All notices under this option shall be mailed or delivered by hand or overnight courier to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

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DATED: Effective as of the Date of Grant.

AMYLYX PHARMACEUTICALS, INC.

Dated:	By:
Justin Klee, President
Hereunto Duly Authorized

OPTIONEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Corporation’s 2015 Stock Option and Restricted Stock Plan.

OPTIONEE

Dated:

Address:

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EXHIBIT 1

Notice of Option Exercise

Date:

TO:	The Treasurer of AMYLYX PHARMACEUTICALS, INC.:

The undersigned, in accordance with the provisions of a Stock Option Agreement (“Agreement”) between AMYLYX PHARMACEUTICALS, INC. (“Corporation”) and the undersigned, hereby gives notice pursuant to Section 3(b) of the Agreement of the undersigned’s exercise of the option pursuant to the Agreement to purchase (#)             common shares of the Corporation for the aggregate payment for said shares of $             (“Price”) payable as follows (please check one):

☐	by the tender of a check for immediately available funds for the entire Price (enclose check made payable to “AMYLYX PHARMACEUTICALS, INC.”);

☐	subject to the consent of the Corporation, by tendering (#)____________ shares of the Corporation’s (type)_____________ stock;

☐	subject to the consent of the Corporation, by tendering $____________ in cash (enclose check made payable to “AMYLYX PHARMACEUTICALS, INC.”) and (#)____________ shares of the Corporation’s (type)_____________ stock; or

☐	by alternative means approved by the Corporation’s Administrator as follows:

The undersigned represents and warrants to the Corporation that all of the representations and warranties set forth in Section 12(a) of the Agreement are true and correct as of the date of this Notice.

Signature:

Name:

Address:

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